Exhibit 99.1

THIRD FORBEARANCE AGREEMENT

AND

AMENDMENT NO. 10 TO AMENDED AND RESTATED CREDIT AGREEMENT

                THIS THIRD FORBEARANCE AGREEMENT AND AMENDMENT NO. 10 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of May 14, 2003 by and among NATIONAL EQUIPMENT SERVICES, INC., a Delaware corporation (the “Borrower”), each of the parties identified as a Subsidiary Guarantor on the signature pages hereto (the “Subsidiary Guarantors”), each of the financial institutions identified as a Lender on the signature pages hereto (the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly First Union National Bank), as agent for the Lenders (the “Agent”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement (hereinafter defined).

RECITALS

                A.            The Borrower, the Subsidiary Guarantors, the Lenders and the Agent are party to that certain Amended and Restated Credit Agreement dated as of August 6, 1999, as amended, supplemented or otherwise modified to date (the “Credit Agreement”).

                B.            The Borrower defaulted under Section 7.1(d) of the Credit Agreement by failing to timely deliver the Borrowing Base report for the periods ending December 31, 2002 and January 31, 2003, within five Business Days after it was due on January 15, 2003 and on February 15, 2003, respectively (collectively, the “7.1(d) Default”) (provided, however, the Borrower subsequently delivered such reports).

                C.            The Borrower previously defaulted by representing that the annual financial statements delivered for fiscal years 1999 and 2000 and various quarterly financial statements delivered for fiscal quarters for years 1999, 2000 and portions of 2001 complied with Section 6.1 of the Credit Agreement (provided, however, that the Borrower subsequently has delivered restated annual financial statements for fiscal years 1999 and 2000 that it represents do comply with said Section 6.1) (the “6.1 Default”).

                D.            The Borrower defaulted under Section 6.21 of the Credit Agreement by delivering Borrowing Base Certificates for the periods ending October 31, 2002, and November 30, 2002, which erroneously included as Rental Equipment in the Borrowing Base items that were not Rental Equipment (the “6.21 Default”).

                E.             The Borrower defaulted under Section 7.10(b) of the Credit Agreement by delivering an Equipment Appraisal of the Orderly Liquidation Value of Rental Equipment which erroneously included items other than Rental Equipment (the “7.10(b) Default”).

                F.             Based upon the Borrower’s internal financial statements, the Borrower’s Notice to the Agent under Section 7.1(i) of the Credit Agreement dated February 3, 2003, and the Borrower’s Notice to the Agent under Section 7.1(i) of the Credit Agreement dated May 14,

2003, the following Events of Default also occurred under Section 7.11 of the Credit Agreement (collectively, the “Financial Covenant Defaults”):

(i)            failing to maintain the required Interest Coverage Ratio required by Section 7.11(a) for the quarter ending December 31, 2002 and the quarter ending March 31, 2003;

(ii)           exceeding the maximum Total Debt Leverage Ratio in violation of Section 7.11(b) for the quarter ending December 31, 2002 and the quarter ending March 31, 2003;

(iii)          exceeding the maximum Senior Debt Leverage Ratio in violation of Section 7.11(c) for the quarter ending December 31, 2002 and the quarter ending March 31, 2003;

(iv)          failing to maintain the required Consolidated Net Worth required by Section 7.11(d) for the quarter ending December 31, 2002 and the quarter ending March 31, 2003;

(v)           failing to maintain the required Fixed Charge Coverage Ratio required by Section 7.11(e) for the quarter ending December 31, 2002 and the quarter ending March 31, 2003; and

(vi)          failing to maintain the required Interest-Expense Coverage Ratio required by Section 7.11(f) for the quarter ending December 31, 2002 and the quarter ending March 31, 2003.

                G.            The Borrower defaulted under Section 8.15 of the Credit Agreement by failing to execute and deliver a Blocked Account Agreement or other similar agreement satisfactory to the Agent as required therein for all deposit and other accounts of the Consolidated Parties, which default has not been fully remedied as of the date of this Agreement (the “8.15 Default”) (provided, however, the Borrower subsequently delivered or caused to be delivered all but three (3) of such required agreements).

                H.            The above-referenced 7.1(d) Default, 6.1 Default, 6.21 Default, 7.10(b) Default, 8.15 Default and Financial Covenant Defaults resulted in corresponding defaults by the Borrower under Section 5.2(b), Section 5.2(d), Section 5.2(f), Section 6.6, Section 7.3, Section 7.8 and the last sentence of Section 5.2 of the Credit Agreement (collectively, the “Resulting Defaults”).

                I.              The Borrower defaulted under Sections 9, 10, 14, 19 and 20 of the Post Closing Agreement dated December 31, 2001 (the “Post Closing Agreement”) and subsequently remedied these defaults, and the Borrower also defaulted under Sections 3 and 16 of the Post Closing Agreement, which defaults have not been fully remedied as of the date of this Agreement (collectively, the “PCA Defaults”).

J.             Collectively, the 7.1(d) Default, the 6.1 Default, the 6.21 Default, the 7.10(b) Default, the 8.15 Default, the Financial Covenant Defaults, the Resulting Defaults and the PCA Defaults are referred to herein as the “Acknowledged Events of Default.”

                K.            As a result of the Borrower’s failure to maintain Availability equal to or greater than $10,000,000 under Section 7.17 of the Credit Agreement, the Agent is required to issue certain instructions for the daily sweep of funds into the Wachovia Account, and such instructions constitute a Cash Management Event under Section 3.16 of the Credit Agreement.

L.             The Agent, the Lenders and the Credit Parties entered into (i) that certain Forbearance Agreement (the “Original Forbearance Agreement”) dated as of January 23, 2003 with respect to certain of the Acknowledged Event of Defaults effective through March 14, 2003 and that certain Amendment No. 8 to Amended and Restated Credit Agreement dated as of December 31, 2003 (“Amendment No. 8”) effective through March 14, 2003 and (ii) that certain Second Forbearance Agreement and Amendment No. 9 to Amended and Restated Credit Agreement (the “Second Forbearance Agreement”) dated as of March 14, 2003 with respect to certain of the Acknowledged Event of Defaults effective through May 14, 2003.

M.           The Credit Parties have requested that the Agent and the Lenders (1) continue to forbear from exercising their rights and remedies arising from the Acknowledged Events of Default until June 15, 2003 (the “Forbearance Termination Date”) and (2) extend the effectiveness of the amendments provided pursuant to the Second Forbearance Agreement until the Forbearance Termination Date.  The Credit Parties also have requested that the Agent continue to forbear from issuing instructions under Section 7.17 of the Credit Agreement until the Forbearance Termination Date.

                N.            The Agent and the Lenders have agreed to such forbearance, but only on the terms and conditions set forth herein.

                O.            The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement and the Lenders are willing to amend such provisions, subject to the terms and conditions contained herein.

                NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                1.             Estoppel and Acknowledgments.  As of May 12, 2003, the outstanding principal balance of Revolving Loans was no less than $416,855,889.32, the outstanding amount of LOC Obligations was no less than $9,216,000, and the outstanding principal balance of Term Loans was no less than $70,000,000, which amounts constitute valid and subsisting obligations of the Credit Parties to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind.  The Credit Parties acknowledge and affirm their obligations under the Credit Agreement.  The Credit Parties also acknowledge that: (a) as a result of the Acknowledged Events of Default and pursuant to Section 5.2 of the Credit Agreement, the

Lenders have no further obligation to extend credit under the Credit Agreement; (b) as a result of the Acknowledged Events of Default and pursuant to Section 3.1 of the Credit Agreement, interest is accruing on the Loans at the Default Rate from and after January 23, 2003; and (c) the Agent has communicated to the Credit Parties its present intention to issue instructions under Section 7.17 of the Credit Agreement promptly upon the occurrence of a Forbearance Termination Event.

                2.             Agent’s Acknowledgement of Notice Under Section 7.1(i).  The Agent acknowledges that the Credit Parties have provided the Agent written notice of the Acknowledged Events of Default sufficient to satisfy the requirements of Section 7.1(i) of the Credit Agreement.

                3.             Forbearance and Forbearance Termination Event.  Subject to the terms and conditions set forth herein and until the occurrence of a Forbearance Termination Event, the Lenders will forbear from (x) exercising their rights and remedies arising as a result of the Acknowledged Events of Default, except for the right to send a blockage notice to the trustee for the Senior Subordinated Notes and to block payments on or with respect to such Senior Subordinated Notes, and (y) issuing instructions under Section 7.17 of the Credit Agreement.  The term “Forbearance Termination Event” means the date of the earliest to occur of:  (a) any Event of Default under the Credit Agreement or any other Credit Document other than the Acknowledged Events of Default, (b) a breach by any Credit Party of any term of this Agreement, and (c) the Forbearance Termination Date.  Nothing set forth herein or contemplated hereby is intended to constitute an agreement by the Agent or the Lenders to forbear from the exercise of any of the rights and remedies available to the Agent and/or the Lenders under the Credit Agreement and the other Credit Documents (all of which rights and remedies are hereby expressly reserved by the Agent and the Lenders) upon and after the occurrence of a Forbearance Termination Event.  Notwithstanding any other provision of this Agreement to the contrary, the Agent will continue to proceed with preparations to implement a Cash Management Event, and the Credit Parties will cooperate fully with the Agent in making those preparations.

                4.             Borrower’s Deliveries to Agent.  The Borrower shall deliver to the Agent each of the following by each of the specified deadlines:

(a)           The Borrower has delivered to the Agent on May 1, 2003 the projections of the Borrower’s weekly cash flow from operations for the period from and including April 26 2003 to and including July 26, 2003, attached as Exhibit 4(a) hereto.  Commencing on Thursday, May 15, 2003, and continuing on each successive Thursday thereafter, through and including June 15, 2003, the Borrower shall deliver to the Agent (i) a reconciliation report for the Borrower’s weekly operations concluding on the previous Friday, setting forth a comparison of the Borrower’s projected cash flow from operations for that week against the actual cash flow from operations for that week and (ii) the daily balances on deposit in the Wachovia Concentration Account for that week.

(b)           As soon as possible and in any event no later than Friday, May 16, 2003, the Borrower shall deliver to the Agent the Borrowing Base Certificate for the period ending April 30, 2003, together with supporting detail as required by the Credit Agreement.

(c)           On or prior to Monday, May 26, 2003, the Borrower shall deliver to the Agent the final term sheets for the proposed restructuring of the Indebtedness of the Consolidated Parties, including the exchange of Senior Subordinated Notes for equity of the Borrower, and the investment of new cash equity in the Borrower, if any, and if available, any written response from the holders of the Senior Subordinated Notes and/or prospective equity investors to such term sheets.

(d)           The Borrower shall cause FTI to deliver to the Agent and the Lenders the “FTI Performance Update” for April 2003 by not later than Friday, June 6, 2003.  Delivery of the “FTI Performance Update” for such month shall satisfy the Borrower’s delivery requirements pursuant to Sections 7.1(n) and (o) of the Credit Agreement for such month.

(e)           The Borrower shall deliver to the Agent such additional documents, financial information, reports and/or budgets as the Agent shall request.

Notwithstanding any provision of this Agreement to the contrary, any breach of the requirements of this Section 4 shall not constitute a Forbearance Termination Event unless and until the Agent, acting upon the instructions of the Required Lenders, shall have notified the Borrower that such breach has resulted in a Forbearance Termination Event.

                5.             Compliance with Borrowing Base, Etc.  After giving effect to this Agreement, the sum of the Revolving Obligations and outstanding Term Loan shall not exceed the Borrowing Base at any time following the date hereof.

                6.             Payment of Interest.  The Borrower shall pay to the Agent, for the account of each Lender on May 14, 2003 all interest on outstanding Eurodollar Loans accrued through such date.  All other interest on the Loans shall be paid as the same shall become due and payable in accordance with the terms of the Credit Agreement.

                7.             Excess Cash.

(a)           Pursuant to Section 8.15 of the Credit Agreement, no cash of the Credit Parties shall be held in any account which is not subject to a Blocked Account Agreement, except as approved by the Agent.  In the ordinary course, all cash in any such account shall be promptly transferred to and maintained in the National Cash Concentration Account with Wachovia Bank, National Association, Account Number:  (005) 2000014799101 (the “Wachovia Concentration Account”) or such other account as may be approved by the Agent.

(b)           At any time that cash on deposit in the Wachovia Concentration Account exceeds the Excess Cash Limit (as defined below) for a period of five consecutive Business Days, the Borrower shall pay to the Agent on the first Business Day immediately following such five consecutive Business Day an amount equal to the average amount by which such cash exceeded the Excess Cash Limit over the course of such five Business Day period (the “Excess Cash Funds”).  For purposes hereof, the Excess Cash Limit shall mean $8,000,000.  The Agent shall apply such Excess Cash Funds to the pro rata payment of (i) the Revolving Loans which shall cause a corresponding, permanent reduction in the Revolving Committed Amount and (ii) the Term Loans.

                8.             Bi-weekly Expenditures.  The aggregate bi-weekly expenditures of the Consolidated Parties (the “Bi-weekly Expenditures”) shall not exceed for any applicable bi-weekly period occurring during the term of this Forbearance Agreement, commencing with the two-week period beginning on May 11, 2003 and ending on Saturday, May 24, 2003 (each, a “Bi-weekly Period”), the sum of (a) the aggregate budgeted amount (the “Bi-weekly Budgeted Amount”) set forth in the corresponding Bi-weekly Expenditure Budget (as defined below) plus (b) 15% of such Bi-weekly Budgeted Amount; provided, however, that any amount permitted to be expended up to the Bi-weekly Expenditure Budget in any Bi-weekly Period (excluding any amount carried forward from a previous Bi-weekly Period as permitted by this proviso), if not expended in such Bi-weekly Period for which it is permitted may be carried over for expenditure in the next following Bi-weekly Period.  For purposes hereof, the Bi-weekly Expenditures of the Consolidated Parties shall be measured based on the amount of checks of, and debits authorized by, the Consolidated Parties which have been cleared for payment in the applicable Bi-weekly Period and “Bi-weekly Expenditure Budget” shall mean the Cash Disbursement Budget for such Bi-weekly Period set forth in Exhibit 8 hereto.  Notwithstanding any provision of this Agreement to the contrary, any breach of the requirements of this Section 8 shall not constitute a Forbearance Termination Event unless and until the Agent, acting upon the instructions of the Required Lenders, shall have notified the Borrower that such breach has resulted in a Forbearance Termination Event.

                9.             Amendments to Credit Agreement.  Subject to the terms and conditions hereof, the Credit Agreement is amended as follows as of December 31, 2002 with such amendments terminating on the Amendment Termination Date in accordance with this Section 9.  Any Event of Default under Section 3.3(b)(i) of the Credit Agreement arising from the failure to make the mandatory prepayment on the Loans required immediately upon delivery of the Borrowing Base Certificates for the respective periods ending December 31, 2002, January 31, 2003, February 28, 2003 and March 31, 2003 after giving effect to this Agreement, shall be deemed not to have occurred, but only for the term of this Agreement.  Except as so amended, the Credit Agreement and all other Credit Documents shall continue in full force and effect.  On the Amendment Termination Date, the amendments in this Section 9 shall be of no further force and effect.

(a)           The definition of “Amendment Termination Date” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Amendment Termination Date” means the earlier to occur of June 15, 2003 and the date of occurrence of any Event of Default under this Credit Agreement other than an Acknowledged Event of Default (as such term is defined in the Forbearance and Amendment Agreement).

(b)           The definition of “Forbearance and Amendment Agreement” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Forbearance and Amendment Agreement” means the Third Forbearance Agreement and Amendment No. 10 to Amended and Restated Credit Agreement dated as of May 14, 2003 by and among the Borrower, the Subsidiary Guarantors, the Lenders and the Agent.

(c)           The definition of “Borrowing Base” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Borrowing Base” means, as of any day, an amount equal to the sum of (1) eighty percent (80%) of the aggregate face amount of Eligible Accounts Receivable, plus (2) fifty percent (50%) of the net book value (determined at the lower of cost or market) of Eligible Parts and Supplies Inventory, plus (3) eighty percent (80%) of the Orderly Liquidation Value of the Serialized Eligible Rental Equipment, plus (4) fifty-six percent (56%) of the net book value of the Non-Serialized Eligible Rental Equipment, plus (5) eighty percent (80%) of the Delivered Cost of Eligible Equipment Held For Resale, in each case as set forth in the most recent Borrowing Base Certificate delivered to the Agent and the Lenders in accordance with the terms of Section 7.1(d), plus (6) an amount equal to $99,700,000 through and including the Amendment Termination Date, and thereafter, $-0- (provided, that the foregoing amounts shall be reduced by an amount equal to one hundred percent (100%) of the amount by which the Net Cash Proceeds received for any Material Asset Disposition exceed the value included in the calculation of the most recently delivered Borrowing Base associated with the assets being disposed of), minus (7) an amount equal to the accrued and unpaid interest on the Senior Subordinated Notes, minus (8) reserves established by the Agent from time to time in its reasonable discretion.  Notwithstanding the foregoing to the contrary, the advance rate on the Non-Serialized Eligible Rental Equipment shall be readjusted periodically based on each new Equipment Appraisal thereof to equal the product (calculated as a percentage) of (x) the ratio of (1) the Orderly Liquidation Value of the Non-Serialized Eligible Rental Equipment to (2) the net book value of the Non-Serialized Eligible Rental Equipment multiplied by (y) eighty percent (80%).  For the purposes of this definition, “Material Asset Disposition” means an Asset Disposition the Net Cash Proceeds of which are in excess of $5,000,000.

(d)           The definition of “Asset Disposition” in Section 1.1 of the Credit Agreement is hereby amended by deleting clauses (iii) and (v) thereof.

10.           Agent’s Counsel’s Employment of Consultant.  The Agent’s counsel has engaged Alvarez & Marsal, Inc. (“A&M”), to serve as a consultant and financial advisor with regard to analyzing and examining various aspects of the Credit Parties’ business.  The Credit Parties will provide A&M reasonable access to all business records and appropriate personnel (including the Credit Parties’ accountants, auditors, consultants and financial advisors, and including FTI Consulting, Inc. (“FTI”), the consultant engaged by the Borrower’s counsel) to facilitate A&M’s review and analysis.  The Borrower will pay all reasonable fees and expenses of A&M when due.  From time to time, as reasonably requested by the Agent, the Borrower will make available to the Agent, the Lenders and/or A&M appropriate representatives of FTI to review and discuss with the Agent, the Lenders and/or A&M the analyses, findings, recommendations and reports of FTI.

                11.           Inspections and Appraisals of Credit Parties’ Assets By Agent.  The Credit Parties will cooperate with the Agent’s inspection and appraisal of the Credit Parties’ assets, including but not limited to the real estate assets (at the Borrower’s expense).  This cooperation includes, but is not limited to, allowing the Agent (or its representatives, agents, employees or independent contractors) reasonable access to the Credit Parties’ assets and their books and records during normal business hours, or at such other times as may be mutually agreed between the Agent and the Borrower.

                12.           FTI Participation.  The Borrower shall continue to engage FTI to assist and participate with the Borrower in the timely preparation of the Borrower’s financial and other reports due from time to time under the Credit Agreement and this Agreement.

                13.           Cash Management Services.  The Lenders, the Agent and the Borrower hereby agree that any loss, out-of-pocket costs, fee or liability incurred by or accruing to the Agent (the “Liabilities”) pursuant to the provision by the Agent of cash management services to the Credit Parties, including without limitation, the administration of disbursing accounts and centralized deposit accounts (the “Cash Management Services”) shall, subject to the conditions stated in this Section 13, constitute expenses and protective advances entitled to reimbursement as a first priority under Section 3.15(b) of the Credit Agreement, and, in the event that the right to payment of any Liabilities, in whole or in part, pursuant to such priority should not, for any reason, be enforceable in favor of the Agent, then any such Liabilities shall nonetheless constitute Credit Party Obligations entitled to a sixth priority under Section 3.15(b); provided, however, that the Liabilities entitled to first priority under Section 3.15(b) of the Credit Agreement shall be limited to a maximum amount of $1,000,000 and shall not include any amount resulting from the Agent’s gross negligence or willful misconduct and all other Liabilities shall constitute Credit Party Obligations entitled to sixth priority under Section 3.15(b).  In furtherance of the Agent’s implementation of Cash Management Services, the Borrower agrees to complete promptly its analysis of the number and location of lockboxes and collection accounts required to implement effective cash management for the Borrower and its Subsidiaries.  The results of this analysis shall be furnished to the Agent in writing on or before May 23, 2003.

                14.           Conditions Precedent.  As conditions precedent to the effectiveness of this Agreement, the Agent shall have received original, duly executed counterparts of this Agreement duly executed by the Borrower, the Subsidiary Guarantors and the Required Lenders.

                15.           Release.  The Credit Parties each hereby release the Agent, the Lenders, and the Agent’s and the Lenders’ respective directors, officers, employees, representatives, agents, counsel and advisors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

                16.           Expenses.  Upon demand therefor pursuant to Section 11.5 of the Credit Agreement, the Credit Parties shall pay all costs and expenses of the Agent, including but not limited to funds reasonably requested by the Agent to fund initially and to replenish periodically retainers for its counsel and advisors.  All outstanding legal and other fees and expenses shall have been brought current on or prior to the date hereof.

                17.           Credit Parties’ Representations.  The Credit Parties hereby represent and warrant as follows:

                (a)           The Credit Parties have taken all necessary action to authorize the execution, delivery and performance of this Agreement.

                (b)           This Agreement has been duly executed and delivered by the Credit Parties and constitutes the Credit Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                (c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Credit Parties of this Agreement.

                18.           Waiver; Ratification and Reaffirmation, Etc.  Each Credit Party hereby ratifies the Credit Documents to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of such Credit Documents (as amended hereby) applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations under such Credit Documents.  This Agreement is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.  At such time as this Agreement shall become effective pursuant to the terms hereof, all references in the Credit Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement, as amended by this Agreement.  Except as expressly modified and amended in this Agreement, all the terms, provisions and conditions of the Credit Documents shall remain unchanged.

                19.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

                20.           Notices.  All notices required or permitted to be given under this Agreement shall be in conformance with Section 11.1 of the Credit Agreement.

                21.           GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PROVISIONS OF THE CREDIT AGREEMENT RELATING TO SUBMISSION TO JURISDICTION, VENUE AND WAIVER OF JURY TRIAL ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

                Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	NATIONAL EQUIPMENT SERVICES, INC.

	By:	/s/ Michael D. Milligan
	Name:	Michael D. Milligan
	Title:	SVP and CFO

SUBSIDIARY
GUARANTORS:	NES EQUIPMENT SERVICES CORPORATION

	By:	/s/ Michael D. Milligan
	Name:	Michael D. Milligan
	Title:	SVP and CFO

REBEL STUDIO RENTALS, INC.

	By:	/s/ Michael D. Milligan
	Name:	Michael D. Milligan
	Title:	SVP and CFO

NES SHORING ACQUISITION, INC.

	By:	/s/ Michael D. Milligan
	Name:	Michael D. Milligan
	Title:	SVP and CFO

NES MANAGEMENT SERVICE CORPORATION

	By:	/s/ Michael D. Milligan
	Name:	Michael D. Milligan
	Title:	SVP and CFO

NES PARTNERS, INC.

By:	/s/ Michael D. Milligan
Name:	Michael D. Milligan
Title:	SVP and CFO

NES COMPANIES, L.P.

By:	/s/ Michael D. Milligan
Name:	Michael D. Milligan
Title:	SVP and CFO

FALCONITE REBUILD CENTER, INC.

By:	/s/ Michael D. Milligan
Name:	Michael D. Milligan
Title:	SVP and CFO

NES INDIANA PARTNERS, INC.

By:	/s/ Michael D. Milligan
Name:	Michael D. Milligan
Title:	SVP and CFO

NES EQUIPMENT RENTAL, L.P.

By:	/s/ Michael D. Milligan
Name:	Michael D. Milligan
Title:	SVP and CFO

NES TRAFFIC SAFETY, L.P.

By:	/s/ Michael D. Milligan
Name:	Michael D. Milligan
Title:	SVP and CFO

NES EQUIPMENT SERVICES, INC.

By:	/s/ Michael D. Milligan
Name:	Michael D. Milligan
Title:	SVP and CFO

AGENT AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION (formerly First Union National Bank), as Agent and as a Lender

	By:	/s/ Eric Butler
	Name:	Eric Butler
	Title:	Managing Director

COMERICA BANK, as a Lender

By:	/s/ Jeffrey E. Peck
Name:	Jeffrey E. Peck
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender

By:	/s/ John F. Bohan
Name:	John F. Bohan
Title:	Vice President

BANK ONE, NA, as a Lender

By:	/s/ Robert Wilson
Name:	Robert Wilson
Title:	Vice President

US BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas Visconti
Name:	Thomas Visconti
Title:	Vice President

TRANSAMERICA BUSINESS CAPITAL
CORPORATION, as a Lender

By:	/s/ Ari Kaplan
Name:	Ari Kaplan
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Sherry Winick
Name:	Sherry Winick
Title:	Vice President

COMPASS BANK, as a Lender

By:	/s/ Ken T. Goedeke
Name:	Ken T. Goedeke
Title:	Vice President

THE PROVIDENT BANK, as a Lender

By:	/s/ Thomas J. Fischer
Name:	Thomas J. Fischer
Title:	Vice President

CITIZENS BUSINESS CREDIT
CORPORATION, a Division of Citizens
Leasing Corporation, as a Lender

By:	/s/ Steven C. Petrarca
Name:	Steven C. Petrarca
Title:	Vice President

ERSTE BANK DER OESTERREICHISCHEN
SPARKASSEN AG, as a Lender

By:	/s/ Robert Svehnhotz
Name:	Robert Svehnhotz
Title:	First Vice President

By:	/s/ Lynn McCarthy
Name:	Lynn McCarthy
Title:	Vice President

JP MORGAN CHASE, as a Lender

By:	/s/ Eric S. Rosen
Name:	Eric S. Rosen
Title:	Authorized Signatory

NATIONAL CITY BANK, as a Lender

By:	/s/ Andrew J. Persteiner
Name:	Andrew J. Persteiner
Title:	Account Officer

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Janet K. Williams
Name:	Janet K. Williams
Title:	Duly Authorized Signatory

SUNTRUST BANK, ATLANTA, as a Lender

By:	/s/ Janet R. Naifeh
Name:	Janet R. Naifeh
Title:	Director

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, as a Lender

By:	/s/ Joe Kinkenon
Name:	Joe Kinkenon
Title:	Vice President

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Richard J. Sweeney
Name:	Richard J. Sweeney
Title:	Vice President

By:	/s/ Sanjeev Malhotra
Name:	Sanjeev Malhotra
Title:	Associate

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:	/s/ Charles Bossalina
Name:	Charles Bossalina
Title:	Vice President

WASHINGTON MUTUAL BANK (formerly Dime Commercial Corp.), as a Lender

By:	/s/ Deborah Saffie
Name:	Deborah Saffie
Title:	Vice President

SOVEREIGN BANK, as a Lender

By:	/s/ Robert E. Cook
Name:	Robert E. Cook
Title:	Vice President

GMAC COMMERCIAL FINANCE LLC, successor by merger with
GMAC Commercial Credit LLC, as a Lender

By:	/s/ Alexander J. Chobot
Name:	Alexander J. Chobot
Title:	Vice President

HARBOUR TOWN FUNDING TRUST,
as a Lender

By:	/s/ Anne E. Morris
Name:	Anne E. Morris
Title:	Assistant Vice President

HARBOUR TOWN FUNDING LLC,
as a Lender

By:	/s/ Anne E. Morris
Name:	Anne E. Morris
Title:	Assistant Vice President

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR RACE POINT CLO, LIMITED, as a Lender

By:	/s/ Diane J. Exeter
Name:	Diane J. Exeter
Title:	Managing Director

SANKATY HIGH YIELD PARTNERS III, L.P., as a Lender

By:	/s/ Diane J. Exeter
Name:	Diane J. Exeter
Title:	Managing Director

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR GREAT POINT CLO1999-1, LTD., as a Lender

By:	/s/ Diane J. Exeter
Name:	Diane J. Exeter
Title:	Managing Director

SANKATY CREDIT OPPORTUNITIES, LP, as a Lender

By:	/s/ Diane J. Exeter
Name:	Diane J. Exeter
Title:	Managing Director